                                                                    Exhibit 99.1

                             APPLIED MATERIALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                           (Unaudited)
                                                        Three Months Ended               Fiscal Year Ended
                                                  ----------------------------     -----------------------------
                                                  October 27,      October 29,     October 27,       October 29,
(In thousands, except per share data)                1996             1995             1996             1995
                                                     ----             ----             ----             ----


Net sales                                        $  860,958       $  982,650       $4,144,817       $3,061,881
Cost of products sold                               481,286          524,252        2,195,078        1,652,033
                                                 ----------       ----------       ----------       ----------

Gross margin                                        379,672          458,398        1,949,739        1,409,848

Operating expenses:
     Research, development
       and engineering                              117,862          110,498          481,394          329,676
     Marketing and selling                           72,880           64,730          313,631          223,296
     General and administrative                      56,930           49,562          226,063          162,944
     Restructuring                                   25,100               --           25,100               --
                                                 ----------       ----------       ----------       ----------

Income from operations                              106,900          233,608          903,551          693,932

Interest expense                                      5,836            4,240           20,733           21,401
Interest income                                      11,353            9,706           39,618           26,012
                                                 ----------       ----------       ----------       ----------
Income from consolidated companies before
     taxes                                          112,417          239,074          922,436          698,543

Provision for income taxes                           39,345           83,676          322,851          244,490
                                                 ----------       ----------       ----------       ----------

Income from consolidated companies                   73,072          155,398          599,585          454,053

Equity in net income/loss of joint venture               --               --               --               --
                                                 ----------       ----------       ----------       ----------

Net income                                       $   73,072       $  155,398       $  599,585       $  454,053
                                                 ----------       ----------       ----------       ----------


Earnings per share                               $     0.40       $     0.84       $     3.27       $     2.56
                                                 ----------       ----------       ----------       ----------

Average common shares and
     equivalents                                    182,699          184,425          183,607          177,348
                                                 ----------       ----------       ----------       ----------

                             APPLIED MATERIALS, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS

                                                                                 October 27,           October 29,
                           (In thousands)                                          1996                   1995
                                                                                   ----                   ----


              ASSETS       Current assets:
                               Cash and cash equivalents                        $  403,888             $  285,845
                               Short-term investments                              633,744                483,487
                               Accounts receivable, net                            822,384                817,730
                               Inventories                                         478,552                427,413
                               Deferred income taxes                               281,586                198,888
                               Other current assets                                 72,915                 98,250
                                                                                ----------             ----------
                           Total current assets                                  2,693,069              2,311,613

                           Property, plant and equipment, net                      919,038                630,746
                           Other assets                                             25,880                 23,020
                                                                                ----------             ----------
                           Total assets                                         $3,637,987             $2,965,379
                                                                                ----------             ----------

        LIABILITIES        Current liabilities:
                AND           Notes payable                                     $   77,522             $   61,748
       STOCKHOLDERS'          Current portion of long-term debt                     22,640                 21,064
             EQUITY           Accounts payable and
                                accrued expenses                                   791,897                659,572
                               Income taxes payable                                 43,168                119,347
                                                                                ----------             ----------
                           Total current liabilities                               935,227                861,731

                           Long-term debt                                          275,485                279,807
                           Deferred income taxes and
                                other non-current obligations                       56,850                 40,338
                                                                                ----------             ----------
                           Total liabilities                                     1,267,562              1,181,876
                                                                                ----------             ----------

                           Stockholders' equity:
                               Common stock                                          1,802                  1,792
                               Additional paid-in capital                          763,376                760,057
                               Retained earnings                                 1,599,564                999,979
                               Cumulative translation adjustments                    5,683                 21,675
                                                                                ----------             ----------
                           Total stockholders' equity                            2,370,425              1,783,503
                                                                                ----------             ----------
                           Total liabilities and
                               stockholders' equity                             $3,637,987             $2,965,379
                                                                                ----------             ----------